UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2009

RED ROCK PICTURES HOLDINGS, INC.
 (Exact Name of Registrant as Specified in Charter)

Nevada	000-51601	98-0441032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8228 Sunset Boulevard, 3rd Floor, Los Angeles, California	90046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 790-1813

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On May 26, 2009 Red Rock Pictures Holdings, Inc., (the “Company” or “Red Rock”) terminated the asset purchase agreement (the “Agreement’) to purchase and assume certain assets of ComedyNet.TV, Inc. (“ComedyNet”), a Delaware corporation entered into on April 7, 2009.  There is no material relationship between the Company, its affiliates and ComedyNet other than in respect to the Agreement.  The Agreement was terminated because of the inability of ComedyNet to perform its obligations under the Agreement.  There were no penalties incurred by the Company as a result of the termination of the Agreement.

The terms of the Agreement material to the Company were as follows:

The Company will issue 68,000,000 shares of common stock, par value $0.001per share (the “Common Stock”) in consideration for the assets of ComedyNet.  The Common Stock shall be issued to ComedyNet in the following manner; upon closing 500,000 shares of the Company’s Series A Preferred Stock $0.001 par value (the “Series A Preferred Stock”) which shall be convertible into 100 shares of the Company’s Common Stock, or an aggregate of 50,000,000 shares of Common Stock will be issued, an additional 9,000,000 shares of Common Stock shall be issued to ComedyNet in exchange for an additional investment of $150,000, an additional 9,000,000 shares of Common Stock shall be issued upon an investment of $350,000.

ComedyNet will arrange an initial investment of $1,000,000 into the Company by a third-party investor to be funded in separate tranches. An initial investment of $100,000 has been delivered to the Company in the form of a Secured Convertible Note which is convertible at $0.06 per share with a ten (10%) percent interest rate. An additional $150,000 shall be delivered to the Company upon the filing of a Form S-1 registration statement (the “Registration Statement”) for the underlying Common Stock issued to ComedyNet pursuant to the Agreement with an additional $50,000 funded upon the Securities and Exchange Commission (“SEC”) declaring effectiveness of the Registration Statement. In addition, within thirty days of the closing of the Agreement, the third party investor shall fund an additional $200,000 to be used for production of an infomercial campaign.

As a result of the termination the 500,000 Series A Preferred Stock has been cancelled and returned to the Company’s treasury.

Item 9.01 Financial Statement And Exhibit.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROCK PICTURES HOLDINGS, INC.

Dated: May 28, 2009	By:	/s/ Reno R. Rolle
Name: Reno R. Rolle
Title: Chief Executive Officer